UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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The following is an article relating to the proposed merger of Williams Partners L.P. with and into Access Midstream Partners, L.P. posted to the employee intranet of The Williams Companies, Inc. on October 27, 2014.

Williams Intranet Posting - October 27, 2014:

Progress: Integrating Access Into the Williams Org

What you need to know:

•	Access integration into the Williams organization moves forward

•	Expect: Bob Purgason to lead new Access Operating Area in the Williams organization; Mike Stice to continue as board member

•	Merger agreement reached; consistent with One Williams

Williams’ 1/1/15 structure is more clearly defined today with visibility to how Access leaders will integrate into the first three layers of the organization.

The three layers of Williams addressed here are: 1) CEO; 2) senior vice presidents, who report directly to the CEO; and 3) individuals who report directly to layer-2 senior vice presidents. You can skip ahead and view the organization charts.

The additional organizational clarity comes on the heels of the news Sunday that Williams Partners and Access Midstream Partners have agreed to merge. The news release also addresses future roles for Access Midstream’s CEO Mike Stice and COO Bob Purgason. Here’s what to expect:

•	Mike will continue serving as a director on the board of the merged MLP. He will retire as an officer of the company when the merger closes.

•	Bob will be part of Williams’ 1/1/15 organization as senior vice president overseeing Access operations. He will report directly to Williams President and CEO Alan Armstrong.

Access Midstream’s CFO Dave Shiels plans to continue in his current role until the merger is complete. He will leave the company to pursue other opportunities after the merger closes.

“I want to recognize and thank Mike, Bob and Dave, along with the rest of the Access Midstream organization, for their achievements to build an organization that has delivered significant value for investors, customers, employees and communities where they have operations,” Alan said. “We look forward to expanding on that value creation as we continue to integrate our organizations and operations.”

The most visible integration of Access into the post-merger Williams organization is the creation of a new operating area (OA), which Bob will lead as senior vice president. On 1/1/15, Williams’ operating areas will be: Access, Atlantic-Gulf, NGL & Petchem Services, Northeast G&P, and West.

Under that structure, the Access OA encompasses all current Access operations and functional areas that support the business, including EHS, E&C and Business Development.

As Alan referenced during the One Williams Live meeting in August, he expects the second phase of the ongoing integration effort to result in a future reconfiguration and renaming of the Access OA. Ultimately, it would become the Central OA, comprised of the Louisiana, Oklahoma and Texas operations that came to Williams via the Access acquisition. Other Access operations are expected to integrate into the West and Northeast Gathering & Processing OAs during Phases 2 and 3 of the integration effort.

Additionally, ongoing efforts in 2015 and beyond will address the integration of the Operational Excellence and Engineering & Construction support functions.

For the 1/1/15 Williams organization, Access leaders have been named to roles in Finance & Accounting and Strategic Services & Administration. See the organization charts here.

In each of those areas, there is an Access leader who will provide functional support to the new Access OA. For example, Cheri Shepard will serve as the director-level HR business partner assigned to support Bob and his team; her position is in the Strategic Services & Administration organization and she will report to SVP Robyn Ewing.

As well, the 1/1/15 Williams organization shared today reflects two leaders who will have roles that are broader than or outside of the Access OA. Access’ Brad Mueller will serve as Williams’ staff vice president of non-regulated accounting. And, Access’ Michael Smith will serve as Williams’ director of financial planning & analysis for the NGL & Petchem Services Operating Area.

Alan, Mike and Bob each shared comments about the progress toward the integrated companies:

Alan’s comments:

“We are very excited to see great synergies coming to life as we combine the best capabilities of both companies. The degree of cooperation shown in our operations and E&C groups is leading the way toward a very successful integration.

“It is imperative as we keep our focus on safe and reliable execution as we pursue both this combination and, importantly, our vision of being the premier provider of large-scale infrastructure that connects the growing supply of North American natural gas and natural gas products to growing global demand for clean fuels and feedstocks.”

Mike’s comments:

“We are making great progress in building an even greater company when we merge with Williams. Our journey to realize Access’ mission and vision has been a joyous one and our goal is not distant; it is right around the corner as we join forces with Williams to create a midstream powerhouse. The combined entity will be one of the largest MLPs with a substantial operating footprint in every major natural-gas basin in the United States.”

Bob’s comments:

“Rejoining the Williams family and leading the new Access operating area is a unique opportunity that I welcome with great anticipation. Our success story to date at Access has been the result of a great team operating with a high degree of excellence to deliver value to our customers. Partnered with Williams, we have even greater prospects as we take advantage of increased scale and diversification. The sky’s the limit and I look forward to the challenges and opportunities ahead.”

Important Information:

In connection with the proposed merger of ACMP and WPZ, ACMP will file with the SEC a Registration Statement on Form S-4 that will include a consent statement of WPZ that will also constitute a prospectus of ACMP. WPZ will mail the consent statement/prospectus to the holders of WPZ units. Investors are urged to read the consent statement/prospectus and other relevant documents filed with the SEC regarding the proposed transaction when they become available, because they will contain important information. The consent statement/prospectus and other documents that will be filed by ACMP and WPZ with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made either to Access Midstream Partners L.P., 525 Central Park Drive, Oklahoma City, Oklahoma 73105, Attention: Investor Relations, or to Williams Partners L.P., One Williams Center, Tulsa, Oklahoma 74172, Attention: Investor Relations.

ACMP, WPZ and certain of their directors and executive officers may be deemed to be “participants” (as defined in Schedule 14A under the Exchange Act) in respect of the proposed transaction. Information about ACMP’s directors and executive officers is available in ACMP’s annual report on Form 10-K for the fiscal year ended December 31, 2014, as amended, initially filed with the SEC on February 21, 2014. Information about WPZ’s directors and executive officers is available in WPZ’s annual report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on February 26, 2014. Other information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction. Investors should read the consent statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from WPZ or ACMP using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

The reports, filings, and other public announcements of The Williams Companies, Inc. (“Williams”), Williams Partners L.P. (“WPZ”), and Access Midstream Partners, L.P. (“ACMP”) may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “proposed,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	The closing and expected timing of the proposed merger of ACMP and WPZ (the “Proposed Merger”);

•	The levels of dividends to Williams stockholders;

•	Expected levels of cash distributions and distribution coverage by ACMP and WPZ, or the merged partnership, with respect to general partner interests, incentive distribution rights, and limited partner interests;

•	The expected benefits of the Proposed Merger;

•	The expected timing of the drop-down of Williams’ remaining NGL & Petchem Services assets and projects;

•	Expected credit ratings;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand; and

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this presentation. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Whether WPZ, ACMP, or the merged partnership will produce sufficient cash flows to provide the level of cash distributions we expect;

•	Whether Williams is able to pay current and expected levels of dividends;

•	The credit ratings of ACMP or WPZ or the merged partnership determined by nationally-recognized credit rating agencies;

•	Availability of supplies, market demand, and volatility of commodity prices;

•	Inflation, interest rates, and fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);

•	Exposure to the credit risk of our customers and counterparties;

•	ACMP’s dependence on Chesapeake Energy Corporation, Total E&P USA, Inc., Mitsui & Co., Anadarko Petroleum Corporation and Statoil for a majority of its revenues;

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets, including ACMP’s business, into our existing businesses as well as successfully expand our facilities;

•	The impact of operational and developmental hazards and unforeseen interruptions;

•	The ability to recover expected insurance proceeds related to the Geismar plant;

•	ACMP’s dependence on Exterran Partners, L.P. for a significant portion of its compression capacity;

•	Our ability to operate assets on land owned by third parties or to access to third-party pipelines interconnected to our gathering systems;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;

•	WPZ’s allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings and the availability and cost of capital;

•	Development of alternative energy sources;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this announcement. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Investors are urged to closely consider the disclosures and risk factors in Williams’ and WPZ’s annual reports on Form 10-K each filed with the SEC on Feb. 26, 2014, ACMP’s annual report on Form 10-K filed with the SEC on February 21, 2014 as amended by its Form 10-K/A filed with the SEC on March 3, 2014 and each of their respective quarterly reports on Form 10-Q available from their offices or websites at www.williams.com, www.williamslp.com, and www.accessmidstream.com

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